Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands, except share data)

	May 4, 2013	February 2, 2013	April 28, 2012

Assets
Current assets:
Cash and cash equivalents	$56,116	$59,186	$99,439
Accounts receivable, less allowance for uncollectible accounts of $1,230; $1,302 and $1,289	25,215	23,897	22,542
Merchandise inventories	648,148	641,208	627,314
Prepaid expenses	29,135	28,908	26,077
Other current assets	59,048	60,438	57,197
Total current assets	817,662	813,637	832,569
Property and equipment, net of accumulated depreciation of $1,183; $1,163 and $1,130	647,636	657,270	688,909
Goodwill	46,917	46,917	46,917
Deferred income taxes	46,303	47,691	67,745
Other long-term assets	37,410	38,434	32,393
Total assets	$1,595,928	$1,603,949	$1,668,533

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$245,193	$244,696	$261,834
Trade payable program liability	149,387	149,718	100,414
Accrued expenses	229,452	232,277	228,675
Deferred income taxes	53,481	58,441	62,627
Current maturities of long-term debt	2,000	2,000	1,079
Total current liabilities	679,513	687,132	654,629

Long-term debt less current maturities	197,500	198,000	293,773
Other long-term liabilities	52,202	53,818	75,391
Deferred gain from asset sales	124,276	127,427	137,110
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	295,059	295,679	295,411
Retained earnings	433,734	430,148	424,083
Accumulated other comprehensive loss	(867)	(980)	(16,275)
Treasury stock, at cost - 15,365,117 shares; 15,431,298 shares and 15,716,914 shares	(254,046)	(255,832)	(264,146)
Total stockholders’ equity	542,437	537,572	507,630
Total liabilities and stockholders’ equity	$1,595,928	$1,603,949	$1,668,533

Supplemental Balance Sheet Information:
Working capital	$138,149	$126,505	$177,940
Current ratio	1.20	1.18	1.27
Accounts payable to inventory ratio	60.9%	61.5%	57.7%
Total debt as a percent of total capitalization	26.9%	27.1%	36.7%
Net debt as a percent of total capitalization, net	20.9%	20.8%	27.8%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended
	May 4, 2013			April 28, 2012
		%			%
	Amount	Sales		Amount	Sales

Merchandise sales	$417,150	77.8		$412,332	78.6
Service revenue	119,023	22.2		112,272	21.4
Total revenues	536,173	100.0		524,604	100.0
Costs of merchandise sales	296,857	71.2		290,856	70.5
Costs of service revenue	117,476	98.7		106,096	94.5
Total costs of revenues	414,333	77.3		396,952	75.7
Gross profit from merchandise sales	120,293	28.8		121,476	29.5
Gross profit from service revenue	1,547	1.3		6,176	5.5
Total gross profit	121,840	22.7		127,652	24.3
Selling, general and administrative expenses	118,203	22.0		119,710	22.8
Net loss from dispositions of assets	(116)	—		(2)	—
Operating profit	3,521	0.7		7,940	1.5
Other income	378	0.1		470	0.1
Interest expense	3,679	0.7		6,516	1.2
Earnings from continuing operations before income taxes and discontinued operations	220	—		1,894	0.4
Income tax (benefit) expense	(3,708)	N/M	(1)	760	40.1	(1)
Earnings from continuing operations before discontinued operations	3,928	0.7		1,134	0.2
Loss from discontinued operations, net of tax	(65)	—		(72)	—
Net earnings	3,863	0.7		1,062	0.2

Basic earnings per share:
Earnings from continuing operations before discontinued operations	$0.07			$0.02
Discontinued operations, net of tax	—			—
Basic earnings per share	$0.07			$0.02

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	$0.07			$0.02
Discontinued operations, net of tax	—			—
Diluted earnings per share	$0.07			$0.02

Other comprehensive income:
Defined benefit plan adjustment, net of tax	—			354
Derivative financial instruments adjustment, net of tax	113			1,020
Other comprehensive income	113			1,374
Comprehensive income	$3,976			$2,436

(1) As a percentage of earnings from continuing operations before income taxes. The percentage for the first quarter of 2013 is not meaningful.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Thirteen weeks ended	May 4, 2013	April 28, 2012

Cash flows from operating activities:
Net earnings	$3,863	$1,062
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss from discontinued operations	65	72
Depreciation	20,857	19,938
Amortization of deferred gain from asset sales	(3,151)	(3,163)
Amortization of deferred financing costs	563	633
Stock compensation expense	869	652
Deferred income taxes	(3,872)	719
Net loss from disposition of assets	116	2
Loss from asset impairment	1,183	—
Other	(44)	(22)
Changes in assets and liabilities:
(Increase) decrease in accounts receivable, prepaid expenses and other	(699)	6,428
Increase in merchandise inventories	(6,940)	(13,178)
Increase in accounts payable	262	18,122
(Decrease) increase in accrued expenses	(2,211)	6,385
(Decrease) increase in other long-term liabilities	(1,338)	466
Net cash provided by continuing operations	9,523	38,116
Net cash used in discontinued operations	(88)	(106)
Net cash provided by operating activities	9,435	38,010

Cash flows from investing activities:
Capital expenditures	(12,840)	(11,940)
Proceeds from dispositions of assets	2	—
Release of collateral investment	1,000	—
Net cash used in investing activities	(11,838)	(11,940)

Cash flows from financing activities:
Borrowings under line of credit agreements	590	524
Payments under line of credit agreements	(590)	(524)
Borrowings on trade payable program liability	46,181	42,722
Payments on trade payable program liability	(46,512)	(27,522)
Debt payments	(500)	(270)
Proceeds from stock issuance	164	195
Net cash (used in) provided by financing activities	(667)	15,125
Net (decrease) increase in cash and cash equivalents	(3,070)	41,195
Cash and cash equivalents at beginning of period	59,186	58,244
Cash and cash equivalents at end of period	$56,116	$99,439

Supplemental cash flow information:
Cash paid for income taxes	$1,430	$1,227
Cash received from income tax refunds	$51	$—
Cash paid for interest	$2,987	$2,940
Accrued purchases of property and equipment	$1,055	$1,970

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended
		May 4, 2013	April 28, 2012

(a) Earnings from continuing operations before discontinued operations		$3,928	$1,134
Loss from discontinued operations, net of tax		(65)	(72)

Net earnings		$3,863	$1,062

(b) Basic average number of common shares outstanding during period		53,388	53,071

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		603	878

(c) Diluted average number of common shares assumed outstanding during period		53,991	53,949

Basic earnings per share:
Earnings from continuing operations before discontinued operations	(a) / (b)	$0.07	$0.02
Discontinued operations, net of tax		—	—
Basic earnings per share		$0.07	$0.02

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	(a) / (c)	$0.07	$0.02
Discontinued operations, net of tax		—	—
Diluted earnings per share		$0.07	$0.02

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended
	May 04, 2013	April 28, 2012

Capital expenditures	$12,840	$11,940
Depreciation	$20,857	$19,938
Non-operating income:
Net rental revenue	$250	$385
Investment income	49	48
Other income	79	37
Total	$378	$470

Comparable sales percentages:
Service	4.2%	-1.2%
Merchandise	0.1%	-3.2%
Total	1.0%	-2.8%

Total square feet of retail space (including service centers)	12,815,000	12,645,000

Store count
Supercenter	569	562
Service & Tire Center	188	169
Retail Only	6	7
Total	763	738

Sales and gross profit by line of business (A):
Service center revenue	$286,978	$271,089
Retail sales	249,195	253,515
Total revenues	$536,173	$524,604

Gross profit from service center revenue, prior to impairment charge	$53,012	$53,888
Service center revenue impairment charge	(1,017)	—
Gross profit from service center revenue	$51,995	$53,888

Gross profit from retail sales, prior to impairment charge	$70,011	$73,764
Retail sales impairment charge	(166)	—
Gross profit from retail sales	$69,845	$73,764

Total gross profit	$121,840	$127,652

Comparable sales percentages by line of business (A):
Service center revenue	3.9%	-0.7%
Retail sales	-2.1%	-4.6%
Total revenues	1.0%	-2.8%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	18.5%	19.9%
Impairment charge	(0.4)	—
Gross profit percentage from service center revenue	18.1%	19.9%

Gross profit percentage from retail sales, prior to impairment charge	28.1%	29.1%
Impairment charge	(0.1)	—
Gross profit percentage from retail sales	28.0%	29.1%

Total gross profit percentage	22.7%	24.3%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.